HarborView Mortgage Pass-Through Certificates

Series 2005-7

Preliminary Marketing Materials

$448,158,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: June 20, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-7

Mortgage Pass-Through Certificates, Series 2005-7

$448,158,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A1	$129,931,000	3.06 / 3.34	1-97 / 1-392	Floater (3)	Senior Floater	AAA/Aaa
1-A2	$129,930,000	3.06 / 3.34	1-97 / 1-392	Floater (3)	Senior Floater	AAA/Aaa
2-A1	$282,446,000	Not Marketed Hereby		Floater (4)	Super Senior Floater	AAA/Aaa
2-A2A	$125,080,000	1.50 / 1.50	1-44 / 1-44	Floater (4)	Senior Mezz Floater	AAA/Aaa
2-A2B	$63,217,000	6.14 / 6.99	44-97 / 44-400	Floater (4)	Senior Mezz Floater	AAA/Aaa
1-X (5)	Notional	Not Marketed Hereby		Variable	Senior IO	AAA/Aaa
2-X(6)	Notional			Variable	Senior IO	AAA/Aaa
1-PO(7)	$100			N/A	Senior PO	AAA/Aaa
2-PO(7)	$100			N/A	Senior PO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
1-B1	$6,947,000			Net WAC (8)	Subordinate Net WAC	AA/Aa2
2-B1	$12,293,000			Floater (9)	Subordinate Floater	AA/Aa2
1-B2	$5,528,000			Net WAC (8)	Subordinate Net WAC	A/A2
2-B2	$9,732,000			Floater (9)	Subordinate Floater	A/A2
1-B3	$4,111,000			Net WAC (8)	Subordinate Net WAC	BBB/Baa2
2-B3	$7,171,000			Floater (9)	Subordinate Floater	BBB/Baa2
1-B4	$4,111,000				Subordinate Net WAC	BB/Ba2
2-B4	$6,402,000	Privately Offered Certificates			Subordinate Floater	BB/Ba2
1-B5	$1,701,000				Subordinate Net WAC	B/NR
2-B5	$3,329,000				Subordinate Floater	B/NR
1-B6	$1,277,973				Subordinate Net WAC	NR/NR
2-B6	$2,563,923				Subordinate Floater	NR/NR
Total	$795,771,196

(1)

Distributions on the Class 1-A1, Class 1-A2, Class 1-X, Class 1-PO, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1, Class 2-A2A, Class 2-A2B, Class 2-X, Class 2-PO, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1, Class 1-A2,Class 2-A1, Class 2-A2A, Class 2-A2B, Class 1-B1, Class 1-B2, Class 1-B3, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1, Class 1-A2 Certificates will be equal to the least of (i) COFI plus the related margin (ii) the related Net WAC Cap and (iii) the Net Maximum Rate Cap.

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii)[11.00]%

(5)

The Class 1-X Certificates will have a notional balance equal to the aggregate certificate balance of the Class 1-A1 and Class 1-A2 Certificates immediately preceding such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the product of (a) interest accrued on the Class 1-A1 and Class 1-A2 Certificates during the related accrual period and (b) 12, divided by the aggregate certificate balance of the Class 1-A1 and Class 1-A2 Certificates.

(6)

The Class 2-X Certificates will have a notional balance equal to the aggregate principal balance of the Group 2 Mortgage Loans on the first day of the month of such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the product of (a) interest accrued on the Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates during the related accrual period and (b) 12, divided by the aggregate principal of the Group 2 Mortgage Loans.

(7)

The Class 1-PO and Class 2-PO Certificates will have each have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the related Mortgage Loans allocated to the Class 1-X, in the case of the Class 1-PO Certificates or Class 2-X Certificates in the case of the Class 2-PO Certificates, as described herein.  The Class PO Certificates will not receive interest distributions.

(8)

The Class 1-B1, Class 1-B2 and Class 1-B3 Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Group 1Mortgage Loans.

(9)

For each Distribution Date, the Certificate Interest Rate for the Class 2-B1, Class 2-B2 and Class 2-B3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP and GMAC Mortgage Corporation.

Trustee:

Deutsche Bank National Trust Company.

Custodian:

Deutsche Bank National Trust Company and The Bank of New York.

Master Servicer:

Wells Fargo Bank, National Association.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

June 1, 2005.

Expected Pricing Date:

June [23], 2005.

Closing Date:

On or about June 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A1, Class 1-A2,  Class 2-A1, Class 2-A2A, Class 2-A2B, (collectively, the “Class A Certificates”), the Class 1-PO, Class 2-PO, Class 1-X, Class 2-X and Class A-R Certificates.  The Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, (collectively, the “Group 1 Subordinate Certificates”), the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates (collectively, the “Group 2 Subordinate Certificates”, and together with the Group 1 Subordinate Certificates, the “Subordinate Certificates”).  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 1-A1, Class 1-A2, Class 1-X, Class 2-X and Group 1 Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

Interest Accrual Period:

The interest accrual period with respect to the Class 2-A1, Class 2-A2A, Class 2-A2B Certificates and the Group 2 Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class 1-A1, Class 1-A2, Group 1 Subordinate Certificates, the Class A-R, Class 1-X  and Class 2-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2 and Class 1-B3 and Class 2-B3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2 and Class 1-B3, Class 2-B3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class 1-B1 and Class 2-B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class 1-B2, Class 2-B2, Class 1-B3 and Class 2-B3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $795,711,196 (the “Mortgage Loans”).

The “Group 1 Mortgage Loans” consist of conventional, adjustable rate, first lien residential mortgage loans, with original terms to maturity of 30 or 40 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”).  As of the Cut-off Date the Group 1 Mortgage loans have an aggregate principal balance as of the Closing Date of approximately $283,537,173.

The “Group 2 Mortgage Loans” consist of conventional, adjustable rate, first lien residential mortgage loans, with original terms to maturity of 30 or 40 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of 1 Month LIBOR.  As of the Cut-off Date the Group 2 Mortgage loans have an aggregate principal balance as of the Closing Date of approximately $512,234,023.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class 1-A1 and Class 1-A2 Certificates will consist of the subordination of the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates, initially approximately [8.35]% total subordination.

Credit enhancement for the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates will consist of the subordination of the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates, initially approximately [8.10]% total subordination.

Shifting Interest:

Prior to the Distribution Date occurring in July 2015, the Subordinate Certificates for a loan group will be locked out from receipt of unscheduled principal from such loan group (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the related Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive from the related loan group increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates for a loan group are as follows:

Periods:

Unscheduled Principal Payments (%)

July 2005 – June 2015

0% Pro Rata Share

July 2015 – June 2016

30% Pro Rata Share

July 2016 – June 2017

40% Pro Rata Share

July 2017 – June 2018

60% Pro Rata Share

July 2018 – June 2019

80% Pro Rata Share

July 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates related to a loan group has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates of such loan group will be entitled to only 50% of their pro rata share of the related unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates of a loan group will be entitled to 100% of their pro rata share of the related unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the related Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the related Subordinate Certificates will be allocated to the related Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Group 1 Mortgage Loans will be allocated first to the Group 1 Subordinate Certificates, then to the Class 1-A1, Class 1-A2 and Class 1-PO Certificates, on a pro-rata basis until the related class principal balance has been reduced to zero.

Any realized losses on the Group 2 Mortgage Loans will be allocated first to the Group 2 Subordinate Certificates, then to the Class 2-A1, Class 2-A2A, Class 2-A2B and Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1 Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2A and Class 2-A2B Certificates on a pro-rata basis until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1 and Class 1-A2 Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.

The “Net WAC Cap” for the Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted by the number of days in the related accrual period.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Class 1-A1 and Class 1-A2 Certificates is equal to the weighted average of the Net Maximum Rates of the Group 1 Mortgage Loans.

The “Net Maximum Rate Cap” for the Group 2 Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Group 2 Mortgage Loans, in each case adjusted for the related accrual period.

Carryover Shortfall

Amount:

The Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to (i) the Class 1-X Certificates, in the case of the Class 1-A1 and Class 1-A2 Certificates and (ii) the Class 2-X Certificates in the case of the Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X and Class 2-X Certificates) and additionally in the case of the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1, Class 1-A2 and Group 1 Subordinate Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class 2-A1, Class 2-A2A, Class 2-A2B and Group 2 Subordinate Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class 1-X and Class 2-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class 1-X and Class 2-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the related Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 1-X and Class 2-X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2A, Class 2-A2B and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into two “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the related schedule below and (ii) the aggregate balance of the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in October 2013.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates,  provided that payments  will be allocated pro rata based on class principal balance, as applicable.

The Class 2-A1, Class 2-A2A and Class 2-A2B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	35	217,734,045	9.600820	69	93,442,497	10.287020
2	458,791,840	8.642100	36	211,469,751	9.291120	70	91,154,388	9.291520
3	449,105,051	9.292250	37	205,845,965	9.600840	71	88,921,641	9.601250
4	439,874,056	9.602050	38	200,846,591	9.291140	72	86,742,926	9.291540
5	430,824,615	9.292370	39	195,967,561	9.291150	73	84,616,947	9.601270
6	421,953,002	9.602180	40	191,205,994	9.600870	74	82,542,436	9.291570
7	413,255,574	9.292500	41	186,559,079	9.291170	75	80,518,156	9.291580
8	404,728,763	9.292560	42	182,024,070	9.600890	76	78,542,902	9.601320
9	396,369,076	10.288260	43	177,598,289	9.291190	77	76,615,494	9.291610
10	388,168,735	9.292690	44	173,279,119	9.291200	78	74,734,783	9.601350
11	380,112,580	9.602510	45	169,064,008	10.286700	79	72,899,648	9.291640
12	372,175,862	9.292810	46	164,950,464	9.291230	80	71,108,991	9.291660
13	364,381,209	9.602640	47	160,936,053	9.600940	81	69,361,744	9.932480
14	356,687,584	9.292780	48	157,018,402	9.291250	82	67,656,864	9.291690
15	349,146,337	9.292670	49	153,195,193	9.600970	83	65,993,331	9.601420
16	341,754,322	9.602330	50	149,464,162	9.291270	84	64,370,151	9.291720
17	334,508,463	9.292470	51	145,823,101	9.291280	85	62,786,353	9.601460
18	327,405,748	9.602120	52	142,269,855	9.601000	86	61,240,990	9.291750
19	320,443,229	9.292270	53	138,802,318	9.291300	87	59,733,137	9.291760
20	313,618,021	9.292170	54	135,418,436	9.601030	88	58,261,892	9.601510
21	306,927,302	10.287650	55	132,116,205	9.291330	89	56,826,374	9.291800
22	300,364,792	9.291970	56	128,893,666	9.291340	90	55,425,722	9.601540
23	293,918,260	9.601610	57	125,748,910	10.286850	91	54,059,097	9.291830
24	287,567,828	9.291780	58	122,680,070	9.291360	92	52,725,681	9.291840
25	281,332,069	9.601400	59	119,685,328	9.601090	93	51,424,673	10.287420
26	275,199,443	9.291590	60	116,762,905	9.291390	94	50,155,293	9.291880
27	269,188,540	9.291490	61	113,911,067	9.601110	95	48,916,779	9.601620
28	263,296,841	9.601110	62	111,128,120	9.291410	96	47,708,388	9.291910
29	257,521,883	9.291300	63	108,412,413	9.291420	97	46,529,394	9.601660
30	251,093,804	9.600910	64	105,762,332	9.601150	98	45,379,088	9.291950
31	244,141,869	9.291170	65	103,176,302	9.291450	99	44,256,779	9.291960
32	237,355,991	9.291130	66	100,652,786	9.601180	100	43,161,793	9.601720
33	230,732,231	9.931860	67	98,190,284	9.291480
34	224,153,605	9.291100	68	95,787,331	9.291490

Certificates Priority of

Distributions:

Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

1)

The related Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class 1-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the Class 1-PO Certificates);

2)

Principal from the Group 1 Mortgage Loans to (i) the Class A-R, (ii) the Class 1-A1 and Class 1-A2 Certificates, pro rata, and (iii)  the Class 1-PO Certificates, sequentially until the principal balance of such Class or Classes has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1 and Class 1-A2 on a pro rata basis to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class 1-X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class 1-X Certificates);

4)

Class 1-B1 Certificates, accrued and unpaid interest at the Class 1-B1 Certificate Interest Rate;

5)

Class 1-B1 Certificates, principal allocable to such Class;

6)

Class 1-B2 Certificates, accrued and unpaid interest at the Class 1-B2 Certificate Interest Rate;

7)

Class 1-B2 Certificates, principal allocable to such Class;

8)

Class 1-B3 Certificates, accrued and unpaid interest at the Class 1-B3 Certificate Interest Rate;

9)

Class 1-B3 Certificates, principal allocable to such Class;

10)

Class 1-B4, Class 1-B5 and Class 1-B6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

Available funds from the Group 2 Mortgage Loans will be distributed in the following order of priority:

1)

The related Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class 2-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the Class 2-PO Certificates);

2)

Principal from the Group 2 Mortgage Loans to (i) pro rata to (a) the Class 2-A1 and, (b) sequentially, to the Class 2-A2A and Class 2-A2B Certificates, in that order, and (ii)  the Class 2-PO Certificates, sequentially until the principal balance of such Class or Classes has been reduced to zero, up to the principal allocable for such classes;

3)

First to the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates on a pro rata basis and second, to the Group 2 Subordinate Certificates sequentially, to pay any related Carryover Shortfall Amount (and in the case of the Class 2-A1, Class 2-A2A and Class 2-A2B Certificates, the amount remaining after the application of amounts received from the Yield Maintenance Agreement) , from amounts otherwise distributable with respect to the Class 2-X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class 2-X Certificates);

4)

Class 2-B1 Certificates, accrued and unpaid interest at the Class 2-B1 Certificate Interest Rate;

5)

Class 2-B1 Certificates, principal allocable to such Class;

6)

Class 2-B2 Certificates, accrued and unpaid interest at the Class 2-B2 Certificate Interest Rate;

7)

Class 2-B2 Certificates, principal allocable to such Class;

8)

Class 2-B3 Certificates, accrued and unpaid interest at the Class 2-B3 Certificate Interest Rate;

9)

Class 2-B3 Certificates, principal allocable to such Class;

10)

Class 2-B4, Class 2-B5 and Class 2-B6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class 1-A1 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.30	3.93	3.06	2.45	1.68
MDUR (yr)	4.42	3.41	2.72	2.23	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	161	122	97	80	56

Class 1-A1 Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.71	4.28	3.34	2.68	1.84
MDUR (yr)	4.62	3.61	2.91	2.39	1.70
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	451	392	358	314

Class 1-A2 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.30	3.93	3.06	2.45	1.68
MDUR (yr)	4.36	3.38	2.71	2.22	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	161	122	97	80	56

Class 1-A2 Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.71	4.28	3.34	2.68	1.84
MDUR (yr)	4.56	3.58	2.89	2.38	1.70
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	451	392	358	314

Class 2-A2A To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	2.75	1.97	1.50	1.19	0.82
MDUR (yr)	2.52	1.84	1.42	1.14	0.79
First Prin Pay	1	1	1	1	1
Last Prin Pay	78	58	44	35	24

Class 2-A2A Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	2.75	1.97	1.50	1.19	0.82
MDUR (yr)	2.52	1.84	1.42	1.14	0.79
First Prin Pay	1	1	1	1	1
Last Prin Pay	78	58	44	35	24

Class 2-A2B To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	10.35	7.81	6.14	4.95	3.39
MDUR (yr)	8.35	6.61	5.36	4.42	3.11
First Prin Pay	78	58	44	35	24
Last Prin Pay	161	122	97	80	56

Class 2-A2B Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	11.54	8.85	6.99	5.63	3.86
MDUR (yr)	8.99	7.23	5.92	4.89	3.48
First Prin Pay	78	58	44	35	24
Last Prin Pay	476	457	400	358	323

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A1, Class 2-A2A, Class 2-A2B Certificates will be equal to 11.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes one-month LIBOR increases instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$283,537,173	$32,475	$2,795,000
Average Scheduled Principal Balance	$293,517
Number of Mortgage Loans	966

Weighted Average Gross Coupon	3.907%	1.000%	7.550%
Weighted Average FICO Score	708	605	822
Weighted Average Combined Original LTV	75.58%	26.67%	95.00%

Weighted Average Original Term	361 months	360 months	480 months
Weighted Average Stated Remaining Term	361 months	349 months	479 months
Weighted Average Seasoning	1 months	0 months	11 months

Weighted Average Gross Margin	3.665%	2.450%	5.225%
Weighted Average Minimum Interest Rate	3.665%	2.450%	5.225%
Weighted Average Maximum Interest Rate	10.083%	9.950%	14.880%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Jul 1 2034	May 1 2045
Maximum Zip Code Concentration	0.99%	34238

ARM	100.00%	Single Family	58.27%
		PUD	20.89%
Negam COFI	100.00%	Condominium	10.17%
		2 Units	6.12%
Not Interest Only	100.00%	Single Family Detached	2.48%
		4 Units	1.25%
Prepay Penalty: 36 months	39.41%	3 Units	0.45%
Prepay Penalty: 0 months	37.49%	Condo Low-Rise	0.24%
Prepay Penalty: 12 months	23.10%	Single Family Attached	0.13%

First Lien	100.00%	Primary	75.97%
		Investor	19.45%
Reduced Documentation	59.45%	Second Home	4.59%
Full Documentation	16.36%
Stated Documentation	13.39%	Top 5 States:
Alternative Documentation	7.07%	California	49.55%
No Income Verification	3.45%	Florida	10.64%
No Income / No Asset	0.27%	Nevada	5.92%
		Arizona	5.01%
Purchase	42.41%	New Jersey	3.55%
Cash Out Refinance	41.21%
Rate/Term Refinance	16.37%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	4	160,676.31	0.06%	5.056	359	78.66	696
50,000.01 - 100,000.00	40	3,355,495.32	1.18%	3.744	359	75.64	709
100,000.01 - 150,000.00	124	15,693,227.96	5.53%	4.321	359	76.88	711
150,000.01 - 200,000.00	161	28,142,917.13	9.93%	3.915	359	75.15	713
200,000.01 - 250,000.00	137	31,081,289.48	10.96%	4.829	360	75.52	709
250,000.01 - 300,000.00	131	36,107,379.28	12.73%	4.544	359	76.73	709
300,000.01 - 350,000.00	117	38,155,817.74	13.46%	4.494	362	76.15	706
350,000.01 - 400,000.00	79	29,607,500.22	10.44%	3.833	359	75.57	704
400,000.01 - 450,000.00	49	20,864,641.16	7.36%	3.735	361	76.38	701
450,000.01 - 500,000.00	34	16,224,186.58	5.72%	2.690	359	76.70	700
500,000.01 - 550,000.00	24	12,477,387.53	4.40%	3.344	369	75.59	699
550,000.01 - 600,000.00	13	7,544,082.81	2.66%	4.149	359	76.69	707
600,000.01 - 650,000.00	18	11,396,574.72	4.02%	3.616	359	75.86	711
650,000.01 - 700,000.00	5	3,425,644.00	1.21%	2.302	383	76.87	733
700,000.01 - 750,000.00	5	3,640,578.45	1.28%	3.042	360	67.99	698
750,000.01 - 800,000.00	7	5,461,072.67	1.93%	1.907	360	73.38	737
800,000.01 - 850,000.00	4	3,300,316.57	1.16%	3.732	359	73.82	731
850,000.01 - 900,000.00	4	3,580,793.28	1.26%	2.294	359	71.35	709
900,000.01 - 950,000.00	2	1,829,337.37	0.65%	3.829	360	77.53	728
950,000.01 - 1,000,000.00	2	2,000,000.00	0.71%	1.000	360	68.30	743
1,000,000.01+	6	9,488,254.91	3.35%	2.386	359	70.18	686
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	241	81,043,505.00	28.58%	1.055	360	74.24	709
1.500 - 1.999	83	26,808,138.72	9.45%	1.750	359	75.61	695
2.000 - 2.499	62	16,371,014.38	5.77%	2.086	359	77.40	722
2.500 - 2.999	16	5,715,286.14	2.02%	2.763	359	82.40	674
3.000 - 3.499	5	1,023,657.91	0.36%	3.182	359	90.62	720
3.500 - 3.999	8	1,651,308.24	0.58%	3.697	359	91.82	721
4.000 - 4.499	4	927,592.26	0.33%	4.250	359	90.00	711
4.500 - 4.999	1	104,127.26	0.04%	4.850	349	78.60	784
5.000 - 5.499	22	7,897,769.72	2.79%	5.364	366	72.10	722
5.500 - 5.999	192	57,816,567.87	20.39%	5.824	364	74.77	709
6.000 - 6.499	243	62,579,770.06	22.07%	6.189	359	74.44	708
6.500 - 6.999	74	17,510,960.48	6.18%	6.615	359	79.55	706
7.000 - 7.499	14	3,905,575.53	1.38%	7.187	359	89.48	697
7.500 - 7.999	1	181,899.92	0.06%	7.550	359	92.11	658
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	17	5,013,258.21	1.77%	3.308	359	72.56	618
625-649	78	22,864,304.63	8.06%	3.652	359	74.96	639
650-674	148	44,697,821.98	15.76%	4.125	360	77.37	663
675-699	209	60,587,901.74	21.37%	3.727	361	75.43	687
700-724	173	55,013,943.85	19.40%	3.998	360	76.35	711
725-749	123	33,533,673.97	11.83%	4.266	362	75.30	737
750-774	121	33,499,040.54	11.81%	3.865	363	75.32	762
775-799	79	23,010,445.57	8.12%	3.293	359	73.76	784
800+	18	5,316,783.00	1.88%	5.518	359	70.76	807
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	34	8,399,208.16	2.96%	4.058	359	42.27	712
50.00- 54.99	18	4,586,261.04	1.62%	3.295	359	52.16	703
55.00- 59.99	26	7,042,785.61	2.48%	3.763	359	57.92	710
60.00- 64.99	37	12,263,866.10	4.33%	3.609	359	62.13	724
65.00- 69.99	57	24,020,521.46	8.47%	3.849	363	67.98	710
70.00- 74.99	96	27,901,206.13	9.84%	3.919	362	71.68	703
75.00- 79.99	205	63,913,839.69	22.54%	3.821	361	77.17	710
80.00	381	109,663,136.00	38.68%	3.780	360	80.00	707
80.01- 84.99	6	1,226,460.11	0.43%	5.552	359	83.99	697
85.00- 89.99	19	4,801,426.95	1.69%	5.590	359	88.16	685
90.00- 94.99	65	15,560,769.73	5.49%	4.890	359	90.29	696
95.00- 99.99	22	4,157,692.51	1.47%	4.217	359	95.00	714
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	958	280,195,023.49	98.82%	3.886	359	75.60	707
480	8	3,342,150.00	1.18%	5.644	479	73.33	724
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	1	104,127.26	0.04%	4.850	349	78.60	784
355-357	38	10,341,715.58	3.65%	5.747	357	75.63	703
358-360	919	269,749,180.65	95.14%	3.815	359	75.60	707
361+	8	3,342,150.00	1.18%	5.644	479	73.33	724
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	49	12,895,021.01	4.55%	3.271	359	73.82	711
20.01 -25.00	55	15,687,118.83	5.53%	3.996	362	74.36	711
25.01 -30.00	91	21,476,934.87	7.57%	3.676	359	74.45	715
30.01 -35.00	150	43,360,086.86	15.29%	4.403	359	73.83	706
35.01 -40.00	232	66,819,906.31	23.57%	3.981	364	75.94	708
40.01 -45.00	182	59,017,941.10	20.81%	3.832	359	76.30	705
45.01 -50.00	111	34,754,944.63	12.26%	3.920	359	75.08	709
50.01 -55.00	79	22,761,545.78	8.03%	3.783	359	80.00	702
55.01 -60.00	4	968,084.62	0.34%	4.892	359	78.39	698
None	13	5,795,589.48	2.04%	2.395	360	73.42	702
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	966	283,537,173.49	100.00%	3.907	361	75.58	708
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam COFI	966	283,537,173.49	100.00%	3.907	361	75.58	708
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	770	218,098,252.07	76.92%	4.101	360	75.13	708
Silent Second	196	65,438,921.42	23.08%	3.262	363	77.04	705
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	324	106,287,965.90	37.49%	3.085	361	76.04	710
Prepay Penalty: 12 months	221	65,510,565.26	23.10%	4.149	361	75.14	713
Prepay Penalty: 36 months	421	111,738,642.33	39.41%	4.547	360	75.39	702
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	966	283,537,173.49	100.00%	3.907	361	75.58	708
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	540	168,576,669.92	59.45%	3.619	359	75.54	707
Full Documentation	176	46,379,174.80	16.36%	4.320	359	76.81	703
Stated Documentation	134	37,974,100.16	13.39%	4.465	359	73.27	712
Alternative Documentation	87	20,053,897.02	7.07%	3.337	359	79.09	707
No Income Verification	26	9,795,487.46	3.45%	5.765	399	71.92	730
No Income / No Asset	3	757,844.13	0.27%	5.874	359	77.96	737
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	409	120,257,885.15	42.41%	3.764	361	79.00	720
Cash Out Refinance	377	116,851,857.27	41.21%	3.979	361	72.43	698
Rate/Term Refinance	180	46,427,431.07	16.37%	4.098	359	74.61	698
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	539	165,215,730.65	58.27%	3.854	359	74.96	703
PUD	202	59,223,298.91	20.89%	4.031	361	76.07	714
Condominium	133	28,835,173.83	10.17%	3.640	359	78.46	716
2 Units	54	17,344,829.47	6.12%	3.592	359	76.32	700
Single Family Detached	18	7,044,900.00	2.48%	5.728	400	71.09	739
4 Units	12	3,548,369.11	1.25%	3.876	359	77.83	723
3 Units	5	1,283,740.12	0.45%	3.826	359	74.88	696
Condo Low-Rise	2	677,965.27	0.24%	5.943	358	75.00	712
Single Family Attached	1	363,166.13	0.13%	5.725	357	80.00	709
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	667	215,393,641.46	75.97%	3.785	360	75.57	703
Investor	248	55,137,911.23	19.45%	4.470	361	74.72	722
Second Home	51	13,005,620.80	4.59%	3.541	359	79.26	728
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	3	522,620.00	0.18%	1.135	360	80.00	765
Arizona	65	14,211,064.40	5.01%	4.328	359	78.59	720
Arkansas	1	76,000.00	0.03%	2.750	360	95.00	698
California	412	140,492,970.68	49.55%	4.149	362	73.98	708
Colorado	14	3,828,068.61	1.35%	1.722	360	71.96	703
Connecticut	6	2,626,926.95	0.93%	1.732	360	77.63	670
Delaware	2	633,273.66	0.22%	4.427	358	84.00	672
Florida	123	30,170,269.55	10.64%	3.366	359	77.83	707
Georgia	6	1,488,153.34	0.52%	2.845	360	80.41	713
Hawaii	13	6,645,476.77	2.34%	2.265	359	69.37	706
Idaho	9	1,212,767.11	0.43%	4.020	359	68.56	696
Illinois	11	3,864,191.94	1.36%	3.045	359	81.36	688
Kansas	1	97,978.21	0.03%	2.125	358	80.00	683
Kentucky	4	661,659.76	0.23%	3.082	359	69.09	706
Maryland	6	1,640,695.58	0.58%	5.736	359	69.33	747
Massachusetts	21	8,250,687.30	2.91%	3.259	359	75.13	714
Michigan	18	3,936,123.91	1.39%	3.857	359	77.26	694
Minnesota	11	3,269,082.80	1.15%	4.508	359	81.20	702
Missouri	3	557,668.34	0.20%	1.869	359	77.50	680
Montana	2	340,414.93	0.12%	4.575	359	78.44	715
Nevada	64	16,788,555.63	5.92%	4.430	359	76.19	716
New Hampshire	3	846,847.04	0.30%	2.635	360	82.79	709
New Jersey	32	10,077,813.78	3.55%	3.753	359	80.68	694
New Mexico	13	2,990,668.74	1.05%	3.738	359	78.46	703
New York	12	4,618,438.98	1.63%	3.605	359	67.18	690
North Carolina	5	819,912.55	0.29%	4.010	359	83.92	724
Ohio	5	747,738.68	0.26%	4.713	359	81.92	717
Oklahoma	1	84,739.35	0.03%	5.900	358	80.00	670
Oregon	9	2,424,849.72	0.86%	5.340	359	75.44	714
Pennsylvania	14	2,503,044.32	0.88%	4.586	359	80.55	693
Rhode Island	1	228,750.00	0.08%	1.375	360	75.00	634
South Carolina	7	2,575,053.96	0.91%	1.842	360	75.19	738
South Dakota	1	152,000.00	0.05%	3.875	360	95.00	759
Tennessee	4	764,689.73	0.27%	1.498	360	78.43	707
Texas	18	3,375,758.22	1.19%	4.363	359	82.26	726
Utah	6	906,393.11	0.32%	5.418	359	75.87	713
Virginia	7	2,325,497.96	0.82%	4.289	359	78.60	724
Washington	21	5,310,295.61	1.87%	4.594	359	80.43	695
Wisconsin	11	1,368,832.27	0.48%	3.741	359	76.59	678
Wyoming	1	101,200.00	0.04%	2.125	360	80.00	761
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	104,127.26	0.04%	4.850	349	78.60	784
2.500 - 2.999	29	11,267,331.25	3.97%	2.385	359	73.81	721
3.000 - 3.499	194	66,458,214.34	23.44%	3.384	365	74.06	705
3.500 - 3.999	494	135,853,888.42	47.91%	4.150	359	74.77	708
4.000 - 4.499	217	62,542,444.06	22.06%	3.999	359	77.82	709
4.500 - 4.999	26	6,072,323.04	2.14%	5.513	359	87.36	700
5.000 - 5.499	5	1,238,845.12	0.44%	6.593	359	89.64	687
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	104,127.26	0.04%	4.850	349	78.60	784
2.500 - 2.999	29	11,267,331.25	3.97%	2.385	359	73.81	721
3.000 - 3.499	194	66,458,214.34	23.44%	3.384	365	74.06	705
3.500 - 3.999	494	135,853,888.42	47.91%	4.150	359	74.77	708
4.000 - 4.499	217	62,542,444.06	22.06%	3.999	359	77.82	709
4.500 - 4.999	26	6,072,323.04	2.14%	5.513	359	87.36	700
5.000 - 5.499	5	1,238,845.12	0.44%	6.593	359	89.64	687
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	914	264,593,051.35	93.32%	3.778	359	75.86	706
10.000 -10.499	4	1,407,149.40	0.50%	3.544	359	75.30	754
10.500 -10.999	12	3,830,340.69	1.35%	6.016	359	69.08	697
11.000 -11.499	3	1,427,455.78	0.50%	6.424	359	57.39	731
11.500 -11.999	1	399,188.19	0.14%	6.550	359	88.89	677
12.500 -12.999	31	11,543,988.08	4.07%	5.771	393	72.86	732
14.500 -14.999	1	336,000.00	0.12%	5.150	359	79.06	729
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	42	15,804,427.06	5.57%	5.246	384	71.57	719
115	924	267,732,746.43	94.43%	3.828	359	75.81	707
Total	966	283,537,173.49	100.00%	3.907	361	75.58	708

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$512,234,023	$29,400	$2,450,000
Average Scheduled Principal Balance	$318,158
Number of Mortgage Loans	1,610

Weighted Average Gross Coupon	4.426%	1.000%	7.940%
Weighted Average FICO Score	709	578	816
Weighted Average Combined Original LTV	74.45%	13.43%	95.00%

Weighted Average Original Term	361 months	360 months	480 months
Weighted Average Stated Remaining Term	359 months	350 months	479 months
Weighted Average Seasoning	2 months	0 months	10 months

Weighted Average Gross Margin	2.828%	1.300%	4.850%
Weighted Average Minimum Interest Rate	2.831%	1.300%	4.850%
Weighted Average Maximum Interest Rate	10.014%	8.950%	19.900%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Aug 1 2034	May 1 2045
Maximum Zip Code Concentration	0.56%	95747

ARM	100.00%	Single Family	56.50%
		PUD	22.82%
Negam LIBOR	100.00%	Condominium	12.24%
		2 Units	3.22%
Not Interest Only	100.00%	Single Family Detached	2.11%
		4 Units	1.50%
Prepay Penalty: 0 months	57.31%	3 Units	1.33%
Prepay Penalty: 36 months	22.06%	Single Family Attached	0.21%
Prepay Penalty: 12 months	20.34%	Condo Low-Rise	0.06%
Prepay Penalty: 24 months	0.09%
Prepay Penalty: 30 months	0.08%	Primary	73.68%
Prepay Penalty: 60 months	0.07%	Investor	21.57%
Prepay Penalty: 21 months	0.04%	Second Home	4.75%

First Lien	100.00%	Top 5 States:
		California	43.19%
Reduced Documentation	66.26%	Florida	13.60%
Full Documentation	15.17%	New Jersey	5.78%
Alternative Documentation	8.75%	Virginia	5.38%
Stated Documentation	7.35%	Nevada	4.88%
No Income Verification	2.39%
0	0.07%

Purchase	44.02%
Cash Out Refinance	37.44%
Rate/Term Refinance	18.54%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	9	383,760.79	0.07%	2.766	359	66.72	680
50,000.01 - 100,000.00	90	7,402,007.29	1.45%	4.804	360	71.54	724
100,000.01 - 150,000.00	183	23,289,447.63	4.55%	4.255	359	76.93	712
150,000.01 - 200,000.00	231	40,652,406.10	7.94%	4.545	359	75.33	708
200,000.01 - 250,000.00	207	46,505,305.90	9.08%	4.297	359	75.69	707
250,000.01 - 300,000.00	223	61,345,296.85	11.98%	4.467	358	76.07	709
300,000.01 - 350,000.00	156	50,856,108.89	9.93%	4.424	360	77.70	708
350,000.01 - 400,000.00	126	47,474,537.68	9.27%	4.499	358	75.81	706
400,000.01 - 450,000.00	74	31,332,265.72	6.12%	4.441	362	76.34	711
450,000.01 - 500,000.00	81	38,741,538.31	7.56%	4.338	360	75.34	705
500,000.01 - 550,000.00	50	26,404,866.55	5.15%	4.496	358	73.77	708
550,000.01 - 600,000.00	43	24,778,262.50	4.84%	4.272	364	76.06	705
600,000.01 - 650,000.00	54	34,300,337.42	6.70%	4.501	358	73.53	696
650,000.01 - 700,000.00	14	9,482,189.54	1.85%	3.613	358	74.82	732
700,000.01 - 750,000.00	12	8,724,886.71	1.70%	4.237	358	71.18	716
750,000.01 - 800,000.00	9	7,018,604.56	1.37%	4.388	358	66.08	738
800,000.01 - 850,000.00	5	4,132,508.41	0.81%	5.642	382	66.64	714
850,000.01 - 900,000.00	3	2,640,402.90	0.52%	5.927	358	76.66	710
900,000.01 - 950,000.00	9	8,367,782.01	1.63%	3.667	359	70.30	725
950,000.01 - 1,000,000.00	15	14,796,647.79	2.89%	4.889	358	65.90	721
1,000,000.01+	16	23,604,859.22	4.61%	4.410	358	62.96	720
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	284	93,539,680.76	18.26%	1.087	360	74.10	707
1.500 - 1.999	121	38,777,620.39	7.57%	1.750	359	73.74	702
2.000 - 2.499	99	25,322,298.28	4.94%	2.093	359	80.58	714
2.500 - 2.999	25	6,125,286.98	1.20%	2.732	360	89.25	689
3.000 - 3.499	20	3,917,917.68	0.76%	3.128	360	92.41	697
3.500 - 3.999	10	1,940,405.77	0.38%	3.715	360	92.65	694
4.000 - 4.499	6	1,907,304.19	0.37%	4.448	357	78.03	690
4.500 - 4.999	12	4,946,141.00	0.97%	4.831	358	63.55	670
5.000 - 5.499	165	61,656,887.10	12.04%	5.360	357	72.64	713
5.500 - 5.999	441	150,920,746.17	29.46%	5.736	359	73.04	713
6.000 - 6.499	326	100,798,263.04	19.68%	6.241	361	74.42	711
6.500 - 6.999	91	20,051,521.86	3.91%	6.667	358	76.59	711
7.000 - 7.499	8	1,729,971.08	0.34%	7.225	359	91.25	692
7.500 - 7.999	2	599,978.47	0.12%	7.830	358	90.00	653
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	201,200.00	0.04%	1.750	358	80.00	578
600-624	23	6,265,027.09	1.22%	4.789	358	78.76	619
625-649	122	35,832,689.03	7.00%	3.685	359	76.20	638
650-674	261	83,176,670.72	16.24%	4.450	359	75.42	663
675-699	329	106,165,067.94	20.73%	4.354	360	74.58	688
700-724	277	93,238,944.94	18.20%	4.502	359	73.74	711
725-749	233	76,793,574.79	14.99%	4.581	360	74.50	736
750-774	198	59,398,213.67	11.60%	4.629	359	73.93	762
775-799	142	44,746,310.99	8.74%	4.508	359	72.80	785
800+	24	6,416,323.60	1.25%	3.775	359	71.39	808
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	58	17,609,764.00	3.44%	4.312	365	40.40	727
50.00- 54.99	46	18,034,115.03	3.52%	4.980	358	52.72	710
55.00- 59.99	35	10,579,060.66	2.07%	5.032	358	56.90	696
60.00- 64.99	68	26,740,381.99	5.22%	4.805	361	62.48	715
65.00- 69.99	104	41,265,715.31	8.06%	4.474	360	67.15	718
70.00- 74.99	195	70,337,966.00	13.73%	4.406	359	72.47	708
75.00- 79.99	359	118,764,844.16	23.19%	4.504	360	77.05	703
80.00	561	166,205,698.37	32.45%	4.212	359	80.00	713
80.01- 84.99	9	2,212,299.86	0.43%	4.201	359	83.59	680
85.00- 89.99	34	8,009,704.94	1.56%	4.205	359	88.21	698
90.00- 94.99	90	20,816,444.43	4.06%	4.690	359	90.52	694
95.00- 99.99	51	11,658,028.02	2.28%	4.254	359	95.00	708
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,600	507,958,304.48	99.17%	4.412	358	74.53	709
480	10	4,275,718.29	0.83%	6.058	479	63.99	719
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	16	5,809,030.30	1.13%	5.714	352	71.85	741
355-357	291	98,478,071.59	19.23%	5.756	357	72.75	715
358-360	1,293	403,671,202.59	78.81%	4.066	359	75.01	708
361+	10	4,275,718.29	0.83%	6.058	479	63.99	719
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	108	29,149,273.20	5.69%	5.033	358	72.04	718
20.01 -25.00	115	35,754,279.59	6.98%	4.150	358	69.91	718
25.01 -30.00	194	53,934,638.83	10.53%	4.406	360	71.92	713
30.01 -35.00	264	83,796,987.90	16.36%	4.700	360	74.70	712
35.01 -40.00	315	100,956,039.50	19.71%	4.560	360	74.45	706
40.01 -45.00	291	101,876,123.14	19.89%	4.616	359	75.25	707
45.01 -50.00	200	67,132,991.30	13.11%	3.896	359	77.75	705
50.01 -55.00	105	32,776,204.31	6.40%	3.917	359	75.63	704
55.01 -60.00	12	5,055,085.00	0.99%	3.234	359	78.05	720
None	6	1,802,400.00	0.35%	2.084	360	66.80	700
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,610	512,234,022.77	100.00%	4.426	359	74.45	709
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam LIBOR	1,610	512,234,022.77	100.00%	4.426	359	74.45	709
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,131	345,510,525.95	67.45%	4.417	359	73.81	709
Silent Second	479	166,723,496.82	32.55%	4.446	361	75.77	711
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	942	293,567,490.40	57.31%	4.380	358	75.05	712
Prepay Penalty: 12 months	305	104,197,064.80	20.34%	5.519	358	70.74	710
Prepay Penalty: 21 months	1	224,000.00	0.04%	5.565	358	79.43	687
Prepay Penalty: 24 months	2	483,600.00	0.09%	5.944	358	70.62	663
Prepay Penalty: 30 months	1	407,027.71	0.08%	5.540	359	80.00	749
Prepay Penalty: 36 months	357	113,012,888.13	22.06%	3.525	363	76.21	702
Prepay Penalty: 60 months	2	341,951.73	0.07%	4.387	358	95.00	668
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,610	512,234,022.77	100.00%	4.426	359	74.45	709
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	976	339,425,893.57	66.26%	4.368	358	73.69	710
Full Documentation	277	77,727,789.31	15.17%	4.569	360	78.12	702
Alternative Documentation	199	44,828,235.49	8.75%	4.512	358	76.19	710
Stated Documentation	123	37,667,178.66	7.35%	4.029	359	72.60	717
No Income Verification	34	12,235,759.81	2.39%	6.014	391	71.47	710
N/A	1	349,165.93	0.07%	5.565	357	72.92	690
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	711	225,464,551.75	44.02%	4.411	358	78.04	720
Cash Out Refinance	575	191,794,064.99	37.44%	4.468	359	70.47	703
Rate/Term Refinance	324	94,975,406.03	18.54%	4.378	361	73.94	698
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	866	289,436,052.12	56.50%	4.385	358	73.66	708
PUD	366	116,912,247.50	22.82%	4.430	359	75.68	711
Condominium	248	62,720,729.43	12.24%	4.522	358	77.07	714
2 Units	57	16,477,757.45	3.22%	4.127	359	74.68	694
Single Family Detached	31	10,812,718.29	2.11%	5.984	396	72.01	711
4 Units	16	7,665,782.10	1.50%	3.647	359	71.77	730
3 Units	22	6,832,235.88	1.33%	4.032	358	68.08	718
Single Family Attached	3	1,054,000.00	0.21%	6.059	359	80.00	720
Condo Low-Rise	1	322,500.00	0.06%	6.090	478	75.00	783
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	1,075	377,420,679.30	73.68%	4.378	359	74.61	706
Investor	459	110,475,191.74	21.57%	4.638	359	74.44	719
Second Home	76	24,338,151.73	4.75%	4.218	358	71.88	724
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	9	3,013,900.00	0.59%	3.593	359	67.10	699
Alaska	4	992,240.49	0.19%	3.871	359	79.29	708
Arizona	34	6,699,214.73	1.31%	4.062	358	75.36	706
Arkansas	1	94,000.00	0.02%	6.290	357	83.19	714
California	553	221,232,903.07	43.19%	4.476	361	73.08	711
Colorado	25	7,259,700.18	1.42%	4.595	359	74.80	722
Connecticut	5	1,840,035.90	0.36%	5.103	358	79.53	728
Delaware	2	725,763.10	0.14%	5.427	356	65.44	693
District of Columbia	2	367,000.00	0.07%	5.683	358	69.94	714
Florida	263	69,684,364.94	13.60%	4.785	358	75.84	712
Georgia	21	3,705,517.09	0.72%	4.544	358	80.43	706
Hawaii	12	7,198,864.55	1.41%	4.149	358	69.42	691
Idaho	9	2,194,176.95	0.43%	3.606	359	75.87	699
Illinois	43	14,877,141.98	2.90%	4.392	358	72.70	719
Indiana	4	328,171.58	0.06%	2.963	358	81.86	725
Kansas	1	158,365.90	0.03%	2.750	359	95.00	642
Kentucky	11	2,139,854.59	0.42%	4.576	358	81.98	702
Louisiana	4	433,594.84	0.08%	5.579	358	83.05	709
Maryland	35	9,539,716.44	1.86%	4.412	359	75.70	679
Massachusetts	30	10,997,546.96	2.15%	4.024	358	72.85	712
Michigan	35	11,516,892.28	2.25%	3.253	359	75.41	696
Minnesota	11	2,302,047.01	0.45%	3.993	359	81.67	683
Mississippi	3	303,300.00	0.06%	2.276	360	82.72	711
Missouri	6	867,496.01	0.17%	2.581	359	74.53	716
Montana	1	199,000.00	0.04%	1.000	360	74.73	753
Nevada	89	25,003,211.90	4.88%	4.363	358	76.00	715
New Hampshire	1	279,596.04	0.05%	5.440	356	77.03	720
New Jersey	96	29,632,225.53	5.78%	4.389	358	76.39	706
New Mexico	3	452,800.00	0.09%	4.371	358	72.05	792
New York	22	8,105,679.49	1.58%	3.935	358	68.73	690
North Carolina	19	5,421,894.45	1.06%	3.348	359	76.00	713
Ohio	12	2,136,522.70	0.42%	4.865	359	80.69	690
Oklahoma	6	1,021,012.88	0.20%	3.388	359	82.26	686
Oregon	14	3,525,552.12	0.69%	4.082	358	74.09	701
Pennsylvania	18	3,806,395.41	0.74%	3.857	359	77.02	721
Rhode Island	3	612,500.00	0.12%	5.937	358	69.52	690
South Carolina	18	5,273,486.96	1.03%	4.933	358	75.72	690
Tennessee	6	1,281,230.00	0.25%	3.161	359	73.37	701
Texas	27	4,539,234.74	0.89%	3.849	359	79.73	709
Utah	10	2,068,971.34	0.40%	5.235	358	77.15	719
Vermont	1	318,750.00	0.06%	5.890	357	75.00	735
Virginia	90	27,569,979.60	5.38%	4.709	358	76.47	714
Washington	35	8,895,871.02	1.74%	4.427	358	77.86	707
Wisconsin	15	2,838,300.00	0.55%	3.330	359	79.59	710
Wyoming	1	780,000.00	0.15%	5.740	357	46.57	730
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	4	1,639,554.19	0.32%	4.480	357	76.07	683
1.500 - 1.999	31	10,485,905.00	2.05%	3.025	359	69.04	696
2.000 - 2.499	290	105,927,242.60	20.68%	4.572	358	72.03	713
2.500 - 2.999	651	214,840,987.75	41.94%	4.434	360	74.32	708
3.000 - 3.499	489	145,354,182.23	28.38%	4.498	360	75.24	711
3.500 - 3.999	116	27,797,544.68	5.43%	3.908	359	78.79	708
4.000 - 4.499	21	4,596,502.85	0.90%	4.461	359	90.12	696
4.500 - 4.999	8	1,592,103.47	0.31%	5.196	359	92.27	685
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	3	977,368.00	0.19%	4.474	357	79.32	701
1.500 - 1.999	31	10,485,905.00	2.05%	3.025	359	69.04	696
2.000 - 2.499	290	105,927,242.60	20.68%	4.572	358	72.03	713
2.500 - 2.999	651	215,044,173.94	41.98%	4.431	360	74.28	707
3.000 - 3.499	489	145,354,182.23	28.38%	4.498	360	75.24	711
3.500 - 3.999	117	28,256,544.68	5.52%	3.939	359	78.97	709
4.000 - 4.499	21	4,596,502.85	0.90%	4.461	359	90.12	696
4.500 - 4.999	8	1,592,103.47	0.31%	5.196	359	92.27	685
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	1	392,000.00	0.08%	5.690	359	80.00	751
9.500 - 9.999	1,547	492,053,953.58	96.06%	4.374	358	74.46	709
10.000 -10.499	5	1,448,720.00	0.28%	3.459	359	80.00	708
10.500 -10.999	31	9,668,935.09	1.89%	5.901	358	76.44	706
11.000 -11.499	6	859,655.92	0.17%	6.415	358	77.09	676
11.500 -11.999	3	723,100.00	0.14%	6.081	358	91.13	703
12.000 -12.499	1	579,533.37	0.11%	5.440	352	68.24	773
12.500 -12.999	15	6,166,124.81	1.20%	5.982	442	65.68	727
19.500 -19.999	1	342,000.00	0.07%	2.250	360	90.00	707
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	29	11,019,986.30	2.15%	4.820	405	65.92	713
115	1,581	501,214,036.47	97.85%	4.417	358	74.63	709
Total	1,610	512,234,022.77	100.00%	4.426	359	74.45	709